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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       November 6, 2001
                                                 -----------------------------


                              Ellett Brothers, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


South Carolina                                           000-21632                                  57-0957069
--------------                                           ---------                                  ----------
(State or Other Jurisdiction of Incorporation)    (Commission File Number)    (I.R.S. Employer Identification)



                267 Columbia Avenue, Chapin, South Carolina 29036
           ----------------------------------------------------------
          (Address, Including Zip Code of Principal Executive Offices)



                                 (803) 345-3751
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.           OTHER EVENTS.

         On November 6, 2001, the Company announced the approval by the Company's shareholders of a cash-out merger between the Company and certain corporations owned by members of the Company's management (the "Acquirers"). The merger will result in a payment of $3.20 per share for all shares of the Company not already owned by the Acquirers.

         A copy of the News Release discussing these matters is attached hereto as Exhibit 99.1 and incorporated by reference herein (page 3 of 3).

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) - (b)         Not applicable.

         (c)  Exhibits.

         Exhibit 99.1 - Press Release of Registrant dated November 6, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ELLETT BROTHERS, INC.


Date: November 6, 2001                      By: /s/ E. WAYNE GIBSON
                                               ---------------------------------
                                            E. Wayne Gibson
                                            Secretary




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